Earnings per share (Tables)	12 Months Ended
Dec. 31, 2023
Earnings per share
Schedule of weighted average number of ordinary shares

Shares in thousands	2023	2022	2021
Issued shares Jan. 1	176,953	176,608	163,915
Treasury shares Jan. 1	(250)	(250)	(250)
Effect of weighted average share capital increase	—	—	1,953
Effect of weighted average stock options exercised	214	316	788
Weighted Average Number of Shares Outstanding Dec 31.	176,917	176,674	166,406